Back to 8-k	Exhibit 10.3

AHCA CONTRACT NO. FA971
AMENDMENT NO. 2

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.	Standard Contract, Section III., Item A., Termination, sub-item 3., Termination for Breach, first paragraph, the third sentence is hereby amended to now read as follows:

If applicable, the Agency may employ the default provisions in Rule 60A-1.006(3), Florida Administrative Code.

2.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section B., Population(s) to be Served, Item 1., Population Groups, Table 2, Effective Date: 09/01/12 - 08/31/15 is hereby deleted in its entirety and replaced with Table 2, Effective Date: 01/01/13 - 08/31/15 as follows:

TABLE 2 Effective Date: 01/01/13 – 08/31/15
Non-Reform					Reform
TANF	SSI	Dually Eligible	Frail/ Elderly*	HIV/ AIDS**	TANF	SSI	Dually Eligible	Children with Chronic Conditions***	HIV/ AIDS****
X	X	X			X	X	X

*
Enrollees, who have been determined to be at risk for nursing home institutionalization by the Comprehensive Assessment and Review for Long Term Care (CARES) Unit, and are enrolled in an Agency-authorized plan which participates in the Frail/Elderly Program.

**	Enrolled in an agency-authorized non-Reform HMO that specializes in HIV/AIDS.
***
Enrolled in an Agency-authorized specialty plan for children with chronic conditions and screened by the Florida Department of Health (DOH) as clinically eligible for Children’s Medical Services using an Agency-approved screening tool as specified in Attachment II, Core Contract Provisions, Exhibit 3, Eligibility and Enrollment.

**** Enrolled in an Agency-authorized specialty plan for recipients with HIV/AIDS.

3.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section B., Population(s) to be Served, Item 2., Age Restrictions, Table 3, Effective Date: September 1, 2012 – August 31, 2015, is hereby deleted in its entirety and replaced with Table 3, Effective Date: January 1, 2013 – August 31, 2015 as follows:

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AHCA Contract No. FA971, Amendment No. 2, Page  1 of 25

TABLE 3 Effective Date: 01/01/13 – 08/31/15
Age Restriction	Non-Reform Restricted	Reform Restricted
None	X	X
Only ages 0 up to 21
Only ages 21 and over

4.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section C., Service Level Required, Table 4, Effective Date: September 1, 2012 – August 31, 2015, is hereby deleted in its entirety and replaced with Table 4, Effective Date: January 1, 2013 – August 31, 2015 as follows:

TABLE 4 Effective Date: 01/01/13 – 08/31/15
Non-Reform Medicaid State Plan	Reform Plan
X	X

5.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Item D., Services to be Provided, sub-item 1., Covered Medicaid Services, paragraph b. (3), Table 5 Effective Date: September 1, 2012 – August 31, 2015, Health Plan Covered Services Chart, is hereby deleted in its entirety and replaced with Table 5 Effective Date: January 1, 2013 – August 31, 2015, Health Plan Covered Services Chart, as follows:

TABLE 5 Effective Date: 01/01/13 – 08/31/15
Health Plan Covered Services Chart	Non-Reform Covered	Reform Covered
Advanced Registered Nurse Practitioner Services	X	X
Ambulatory Surgical Center Services	X	X
Birth Center Services	X	X
Child Health Check-Up Services	X	X
Chiropractic Services	X	X
Community Behavioral Health Services	X	X
County Health Department Services	X	X
Dental Services*		X
Durable Medical Equipment and Medical Supplies	X	X
Dialysis Services	X	X
Emergency Room Services	X	X
Family Planning Services	X	X
Federally Qualified Health Center Services	X	X
Frail/Elderly Program Services*
Freestanding Dialysis Centers	X	X
Hearing Services	X	X

AHCA Contract No. FA971, Amendment No. 2, Page  2 of 25

TABLE 5 Effective Date: 01/01/13 – 08/31/15
Health Plan Covered Services Chart	Non-Reform Covered	Reform Covered
Home Health Care Services	X	X
Hospital Services – Inpatient	X	X
Hospital Services – Outpatient	X	X
Immunizations	X	X
Independent Laboratory Services	X	X
Licensed Midwife Services	X	X
Optometric Services	X	X
Physician Services	X	X
Physician Assistant Services	X	X
Podiatry Services	X	X
Portable X-ray Services	X	X
Prescribed Drugs	X	X
Prescribed Pediatric Extended Care Services
Primary Care Case Management Services	X	X
Rural Health Clinic Services	X	X
Targeted Case Management	X	X
Therapy Services: Occupational	X	X
Therapy Services: Physical	X	X
Therapy Services: Respiratory	X	X
Therapy Services: Speech	X	X
Transplant Services	X	X
Transportation Services		X
Vision Services	X	X

6.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section G., Benefit Grid/Customized Benefit Package – Reform Capitated Plans Only, Benefit Grid(s), Effective September 1, 2012, are hereby deleted in their entirety and replaced with Section G., Benefit Grid/Customized Benefit Package – Reform Capitated Plans Only, Benefit Grid(s), Effective January 1, 2013.

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AHCA Contract No. FA971, Amendment No. 2, Page  3 of 25

Benefit Grid(s)

Area 10 Broward- Children and FamiliesEffective	January 1, 2013

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	10	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 2, Page  4 of 25

Area 10 Broward- Aged and Disabled

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	20	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 2, Page 5 of 25

Area 4- Baker, Clay, Duval & Nassau- Children and Families

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	10	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 2, Page  6 of 25

Area 4- Baker, Clay, Duval & Nassau- Aged and Disabled

COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery – ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	0%	coinsurance
Vision Services				Annual	$	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	20	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Expanded benefits
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

AHCA Contract No. FA971, Amendment No. 2, Page  7 of 25

7.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, is hereby amended to include Attachment I, Exhibit 1-B, Maximum Enrollment Levels, attached hereto and made a part of this Contract. All references in this Contract to Attachment I, Exhibit 1 and 1-A, shall hereinafter also refer to Attachment I, Exhibit 1-B, as appropriate.

8.
Effective September 1, 2012, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-R, Medicaid Reform HMO Capitation Rates, Effective September 1, 2011 is hereby deleted in its entirety and replaced with Exhibit 2-R, Medicaid Reform HMO Capitation Rates, Effective September 1, 2012 – August 31, 2013 (90112), attached hereto and made a part of this Contract.

9.
Effective September 1, 2012, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-NR, Medicaid Non-Reform Capitation Rates, Effective September 1, 2011, is hereby deleted in its entirety and replaced with Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, September 1, 2012 – August 31, 2013 (90112), attached hereto and made a part of this Contract.

10.	Effective January 1, 2013, Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions is hereby amended to include sub-item 23. as follows:

23.	Primary Care Services

The Health Plan shall process claims for and, if capitated or are approved by the Agency to subcapitate for certain covered services, pay certain physicians who provide Florida Medicaid-covered eligible primary care services in accordance with the Affordable Care Act and 42 CFR sections 438 and 447, for the period January 1, 2013, through December 31, 2014. Health Plans that are approved by the Agency to subcapitate for services shall also pay in accordance with such requirements

11.	Attachment II, Core Contract Provisions, Exhibit 2, General Overview, is hereby amended to include the following:

All Capitated Reform Health Plans

Section II, General Overview, Item D., General Responsibilities of the Health Plan

The Health Plan shall comply with all current Florida Medicaid Handbooks (Handbooks) pursuant to Attachment II, Section II, General Overview, unless a customized benefit package has been certified by the Agency. In no instance may the limitations or exclusions imposed by the Health Plan be more stringent than those specified in the Handbooks, unless authorized in the customized benefit package by the Agency. The Health Plan may exceed limits in the Handbooks by offering expanded services, as described elsewhere in this Contract or through its approved customized benefit package.

Reform Plans

Section II, General Overview, Item D., General Responsibilities of the Health Plan

1.	The Health Plan may choose to offer a specialty plan only for Medicaid Recipients who are:

a.	Children with chronic conditions;

b.	Persons diagnosed with HIV/AIDS (HMOs only); or

AHCA Contract No. FA971, Amendment No. 2, Page  8 of 25

c.	Individuals diagnosed with developmental disabilities or foster care children, if approved by the Agency.

12. Attachment II, Core Contract Provisions, Exhibit 4, Enrollee Services, Community Outreach and Marketing, is hereby amended to include the following:

All Reform Health Plans

Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services

15.	Enhanced Benefit Program

a.
The Agency has identified a combination of covered and non-covered services as healthy behaviors that will earn credits for an enrollee. The Agency shall assign a specific credit to an enrollee’s account for each healthy behavior service received and notify each enrollee of the availability of the credits in the account. The credits in the enrollee’s account shall be available if the enrollee enrolls in a different Health Plan and for a period of up to one (1) year after loss of Medicaid eligibility.

b.	The Agency shall administer the program with assistance from the Health Plan.

(1)
For covered services identified as healthy behaviors, the Health Plan shall submit a monthly report to the Medicaid Bureau of Contract Management (MCM) by the tenth calendar day of the month for the previous month’s paid claims. See Attachment II, Section XII, Reporting Requirements. A list of procedure codes and healthy behaviors will be provided in the Agency Report Guide posted on the Agency’s website at: http://ahca.myflorida.com/Medicaid/medicaid_reform/index.shtml#eb.

(2)
For non-Medicaid services, the Health Plan shall assist the enrollee in obtaining and submitting documentation to MCM to verify participation in a healthy behavior without a procedure code. A universal form shall be available with the Agency’s website at: http://ahca.myflorida.com/Medicaid/medicaid_reform/index.shtml#eb and must be submitted to the Health Plan to document participation in healthy behaviors without a procedure code.

13. Attachment II, Core Contract Provisions, Exhibit 5, Covered Services, is hereby amended to include the following:

Reform Capitated Health Plans

Section V, Covered Services, Item D., Customized Benefit Packages

D.	Customized Benefit Packages (See Attachment I)

1.
The capitated Health Plan shall submit a customized benefit package (CBP), which may vary the co-pays or the amount, duration and scope of the following services for non-pregnant adults: hospital outpatient not otherwise specified (NOS) and hospital outpatient physical, occupational, respiratory, and speech therapy services; and home health, dental, pharmacy, chiropractic, podiatry, vision, hearing and durable medical equipment as specified below.

AHCA Contract No. FA971, Amendment No. 2, Page  9 of 25

a.
Amount, duration and scope may vary for durable medical supplies (DME) with the exception of any prosthetic/orthotic supply priced over three-thousand dollars ($3,000) on the Medicaid fee schedule and except for motorized wheelchairs, which must be covered up to the Medicaid State Plan (State Plan) limit.

b.	Dialysis services, contraceptives, and chemotherapy-related medical and pharmaceutical services must be covered up to the State Plan limit.

c.	Hearing services for non-pregnant adults may vary in amount, duration and scope except for hearing aid services, which must be covered up to the State Plan limit.

d.
The Health Plan shall provide all medically necessary services up to the State Plan limit in accordance with the Medicaid Handbook requirements for pregnant women, children/adolescents, and enrollees with a HIV/AIDS diagnoses as identified by the Agency.

2.
Approved CBPs must comply with the benefit grid plan evaluation tool and instructions available from HSD. The Agency shall test the Health Plan’s CBP for actuarial equivalency and sufficiency of benefits, before approving the CBP. Actuarial equivalency is tested by using a benefit plan evaluation tool that:

a.	Compares the value of the level of benefits in the proposed package to the value of the current Medicaid State Plan package for the average member of the covered population; and

b.	Ensures that the overall level of benefits is appropriate.

3.
Sufficiency is tested by comparing the proposed CBP to state-established standards. The standards are based on the covered population’s historical use of Medicaid State Plan services. These standards are used to ensure that the proposed CBP is adequate to cover the needs of the vast majority of the enrollees.

4.	If, in its CBP, the Health Plan limits a service to a maximum annual dollar value, the Health Plan must calculate the dollar value of the service using the Medicaid fee schedule.

5.
The CBPs may change on a Contract year basis and only if approved by the Agency in writing. The Health Plan shall submit to HSD its CBP for recertification of actuarial equivalency and sufficiency standards no later than June 15 of each year. See Attachment I of this Contract.

6.
The Health Plan shall incorporate a requirement into its policies and procedures stating that it will send letters of notification to enrollees regarding exhaustion of benefits for services restricted by unit amount if the amount is more restrictive than Medicaid for the following services: pharmacy; DME; hospital outpatient services NOS and hospital outpatient physical, occupational, respiratory, and speech therapy services; hearing services; vision services; chiropractic; podiatry; and home health services. The Health Plan shall send an exhaustion of benefits letter for any service restricted by a dollar amount. The Health Plan shall implement said letters upon the written approval of BMHC. The letters of notification include the following:

a.	A letter notifying an enrollee when he/she has reached fifty percent (50%) of any maximum annual dollar limit established by the Health Plan for a benefit;

AHCA Contract No. FA971, Amendment No. 2, Page  10 of 25

b.	A follow-up letter notifying the enrollee when he/she has reached seventy-five (75%) of any maximum annual dollar limit established by the Health Plan for a benefit; and

c.	A final letter notifying the enrollee that he/she has reached the maximum dollar limit established by the Health Plan for a benefit.

7.
The Health Plan shall submit the Customized Benefit Notifications Report to BMHC by the fifteenth (15th) calendar day after the end of the reporting month, in accordance with the Health Plan Report Guide.

FFS PSNs and Reform Capitated Health Plans

Section V, Covered Services, Item G., Copayments

The Health Plan may offer to waive copayments or cost sharing for services listed in Attachment II, Section V, Covered Services, Item A., Covered Services, including optional services; Section V, Covered Services, Item B., Optional Services, as an expanded benefit; and Attachment II, Section VI, Behavioral Health Care. See Attachment I of this Contract also.

Non-Reform Health Plans covering dental as an optional service and Reform Health Plans

Section V, Covered Services, Item H., Coverage Provisions, sub-item 3., Dental Services

Dental services are defined in the Medicaid Dental Services Coverage and Limitations Handbook.

a.
For enrollees under age 21, the Health Plan shall cover diagnostic services, preventive treatment, restorative treatment, endodontic treatment, periodontal treatment, surgical procedures and/or extractions, orthodontic treatment, complete and partial dentures, complete and partial denture relines and repairs, and adjunctive and emergency services. The Health Plan shall ensure the following for active orthodontia:

(1)	The Health Plan will ensure continuity of care for active orthodontia until completion of care, regardless of provider network affiliation;

(2) The Health Plan will ensure reimbursement to providers for active orthodontia until completion of care, regardless of provider network affiliation;

(3)	The Health Plan shall ensure maintenance of written case management continuity of care protocol(s) that include the following minimum functions:

(a)	Appropriate referral of and scheduling assistance for enrollees needing specialty dental care.

(b)	Documentation of referral services in enrollees' dental records, including results.

(c)
Monitoring enrollees with ongoing dental conditions and coordination of services for high users such that the following functions are addressed as appropriate: acting as a liaison between the member and providers, ensuring the member is receiving routine dental care, ensuring that the member has adequate support at home, and assisting enrollees who are unable to access necessary care due to their medical or emotional conditions or who do not have adequate community resources to comply with their care.

AHCA Contract No. FA971, Amendment No. 2, Page  11 of 25

(4)	Documentation in dental records of member emergency encounters with appropriate indicated follow-up.

b.
Adult services include adult full and partial denture services and medically necessary emergency dental procedures to alleviate pain or infection. Emergency dental care shall be limited to emergency oral examinations, necessary x-rays, extractions, and incision and drainage of abscess.

c.	If the Health Plan is approved to provide dental services through telemedicine, only the following medically necessary dental services may be provided:

(1) Oral prophylaxis,

(2) Topical fluoride application, and

(3) Oral hygiene instructions.

d.
The services listed in sub-item 3.c. above performed via telemedicine must be provided by a Florida-licensed dental hygienist at a spoke site with a supervising Florida-licensed dentist located at a hub site. For such dental services, mobile dental units as defined in the Dental Services Coverage and Limitations Handbook may be used as a spoke site.

Non-Reform HMOs covering transportation as an optional service and Reform Health Plans

Section V, Covered Services, Item H., Coverage Provisions, sub-item 20., Transportation Services

The Health Plan shall provide transportation services, including emergency transportation, for its enrollees who have no other means of transportation available to any Medicaid-compensable, medically necessary service, including Medicaid services not covered by this Contract such as prescribed pediatric extended care (this example does not apply to the specialty plan for children with chronic conditions).

a.
The Health Plan shall comply with provisions of the Medicaid Transportation Services Coverage and Limitations Handbooks. In any instance when compliance conflicts with the terms of this Contract, the Contract prevails. In no instance may the limitations or exclusions imposed by the Health Plan be more stringent than those in the Medicaid Transportation Services Coverage and Limitations Handbooks.

b.
The Health Plan is not obligated to follow the requirements of the CTD or the Transportation Coordinating Boards as set forth in Chapter 427, F.S., unless the Health Plan has chosen to coordinate services with the CTD.

c.
The Health Plan may provide transportation services directly through its own network of transportation providers or through a provider contract relationship, which may include the CTD. In either case, the Health Plan is responsible for monitoring provision of services to its enrollees.

d.	The Health Plan shall:

(1)
Ensure that all transportation providers comply with standards set forth in Chapter 427, F.S., and Rules 41-2 and 14-90, F.A.C.. These standards include drug and alcohol testing, safety standards, driver accountability, and driver conduct.

AHCA Contract No. FA971, Amendment No. 2, Page  12 of 25

(2)
Ensure that all transportation providers maintain vehicles and equipment in accordance with state and federal safety standards and the manufacturers’ mechanical operating and maintenance standards for any and all vehicles used for transportation of Medicaid recipients.

(3)
Ensure that all transportation providers comply with applicable state and federal laws, including, but not limited to, the Americans with Disabilities Act (ADA) and the Federal Transit Administration (FTA) regulations.

(4)
Ensure that transportation providers immediately remove from service any vehicle that does not meet the Florida Department of Highway Safety and Motor Vehicles licensing requirements, safety standards, ADA regulations, or Contract requirements and re-inspect the vehicle before it is eligible to provide transportation services for Medicaid recipients under this Contract. Vehicles shall not carry more passengers than the vehicle was designed to carry. All lift-equipped vehicles must comply with ADA regulations.

(5)
Ensure transportation services meet the needs of its enrollees including use of multiload vehicles, public transportation, wheelchair vehicles, stretcher vehicles, private volunteer transport, over-the-road bus service, or where applicable, commercial air carrier transport.

(6)	Collect and submit encounter data, as required elsewhere in this Contract;

(7)	Ensure a transportation network of sufficient size so that failure of any one component will not impede the ability to provide the services required in this Contract;

(8)	Ensure that any subcontracts for transportation services meet the subcontracting requirements detailed in Attachment II, Section XVI, Terms and Conditions;

(9)	Maintain policies and procedures, consistent with 42 CFR 438.12 to ensure there is no discrimination in serving high-risk populations or people with conditions that require costly transportation;

(10) Ensure all transportation providers maintain sufficient liability insurance to meet requirements of Florida law.

e.
The Health Plan shall be responsible for the cost of transporting an enrollee from a nonparticipating facility or hospital to a participating facility or hospital if the reason for transport is solely for the Health Plan's convenience.

f.	The Health Plan shall approve and process claims for transportation services in accordance with the requirements set forth in this Contract.

g.	If the Health Plan subcontracts for transportation services, it shall provide a copy of the model subcontract to BMHC for approval before use.

h.	Before providing transportation services, the Health Plan shall provide BMHC a copy of its policies and procedures for approval relating to the following:

(1)	How the Health Plan will determine eligibility for each enrollee and what type of transportation to provide that enrollee;

(2)	The Health Plan's procedure for providing prior authorization to enrollees requesting transportation services;

AHCA Contract No. FA971, Amendment No. 2, Page  13 of 25

(3)
How the Health Plan will review transportation providers to prevent and/or identify those who falsify encounter or service reports, overstate reports or upcode service levels, or commit any form of fraud or abuse as defined in s. 409.913, F.S.;

(4)
How the Health Plan will deal with providers who alter, falsify or destroy records before the end of the retention period; make false statements about credentials; misrepresent medical information to justify referrals; fail to provide scheduled transportation; or charge enrollees for covered services;

(5)	How the Health Plan will provide transportation services outside its service area.

i.
The Health Plan shall report within two (2) business days of the occurrence, in writing to BMHC, any transportation-related adverse or untoward incident (see s. 641.55, F.S.). The Health Plan shall also report, immediately upon identification, in writing to MPI, all instances of suspected enrollee or transportation services provider fraud or abuse. (As defined in s. 409.913, F.S. See also Attachment II, Section X, Administration and Management, on fraud and abuse.)

j.
The Health Plan shall ensure compliance with the minimum liability insurance requirement of $100,000 per person and $200,000 per incident for all transportation services purchased or provided for the transportation disadvantaged through the Health Plan. (See s. 768.28(5), F.S.) The Health Plan shall indemnify and hold harmless the local, state, and federal governments and their entities and the Agency from any liabilities arising out of or due to an accident or negligence on the part of the Health Plan and/or all transportation providers under Contract to the Health Plan.

k.
The Health Plan shall ensure adequate seating for paratransit services for each enrollee and escort, child, or personal care attendant, and shall ensure that the vehicle meets the following requirements and does not transport more passengers than the registered passenger seating capacity in a vehicle at any time:

(1)
Enrollee property that can be carried by the passenger and/or driver, and can be stowed safely on the vehicle, shall be transported with the passenger at no additional charge. The driver shall provide transportation of the following items, as applicable, within the capabilities of the vehicle:

(a) Wheelchairs;
(b) Child seats;
(c) Stretchers;
(d) Secured oxygen;
(e) Personal assistive devices; and/or
(f) Intravenous devices.

(2)	Each vehicle shall have posted inside the Health Plan’s toll-free telephone number for enrollee complaints;

(3)
The interior of all vehicles shall be free from dirt, grime, oil, trash, torn upholstery, damaged or broken seats, protruding metal or other objects or materials which could soil items placed in the vehicle or cause discomfort to enrollees;

(4)
The transportation provider shall provide the enrollee with boarding assistance, if necessary or requested, to the seating portion of the vehicle. Such assistance shall include, but not be limited to, opening the vehicle door, fastening the seat belt or wheelchair securing devices, storage of mobility assistive devices and closing the vehicle door. In the door-through-door

AHCA Contract No. FA971, Amendment No. 2, Page  14 of 25

paratransit service category, the driver shall open and close doors to buildings, except in situations in which assistance in opening and/or closing building doors would not be safe for passengers remaining in the vehicle. The driver shall provide assisted access in a dignified manner;

(5)	Smoking, eating and drinking are prohibited in any vehicle, except in cases in which, as a medical necessity, the enrollee requires fluids or sustenance during transport;

(6)
All vehicles must be equipped with two-way communications, in good working order and audible to the driver at all times, by which to communicate with the transportation services hub or base of operations; and

(7)	All vehicles must have working air conditioners and heaters.

l.	Vehicle transfer points shall provide shelter, security, and safety of enrollees.

m.	The transportation provider shall maintain a passenger/trip database for each enrollee it transports.

n.
The Health Plan shall establish a minimum twenty-four (24) hour advance notification policy to obtain transportation services, and the Health Plan shall communicate that policy to its enrollees and transportation providers.

o.	The Health Plan shall establish enrollee pick-up windows and communicate those timeframes to enrollees and transportation providers.

p.
The Health Plan shall submit data on transportation performance measures as defined by the Agency and as specified in the Agency’s Performance Measures Specifications Manual. The Health Plan shall report on those measures to the Agency as specified in Attachment II, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.d. and Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

q.
The Health Plan shall provide an annual attestation to BMHC by January 1 of each Contract year that it is in full compliance with the policies and procedures relating to transportation services, and that all vehicles used for transportation services have received annual safety inspections.

r.
The Health Plan shall provide an annual attestation to BMHC by January 1 of each Contract Year that all drivers providing transportation services have passed background checks and meet all qualifications specified in law and in rule.

FFS PSNs and Reform Capitated Health Plans

Section V, Covered Services, Item G., Copayments

The Health Plan may offer to waive copayments or cost sharing for services listed in Attachment II, Section V, Covered Services, Item A., Covered Services, including optional services; Section V, Covered Services, Item B., Optional Services, as an expanded benefit; and Attachment II, Section VI, Behavioral Health Care. See Attachment I of this Contract also.

c.	The Agency may add or delete healthy behaviors with thirty (30) calendar days’ written notice.

14. Attachment II, Core Contract Provisions, Exhibit 7, Provider Network, is hereby amended to include the following:

AHCA Contract No. FA971, Amendment No. 2, Page  15 of 25

FFS PSNs and Reform Capitated Health Plans

Section VII, Provider Network, Item I., Provider Services

2. Provider Handbook

In addition to other requirements specified in Attachment II, Section VII, Provider Network, Item I., Provider Services, regarding the provider handbook, the Health Plan shall include the following in its provider handbook:

1.	If copayments are waived as an expanded benefit (see Attachment I), the provider must not charge enrollees copayments for covered services; and

2.
If copayments are not waived as an expanded benefit (see Attachment I), a notice that the amount paid to providers by the Agency shall be the Medicaid fee schedule amount less any applicable copayments.

All Reform Health Plans

Section VII, Provider Network, Item B., Network Standards

In addition to the requirements in Attachment II, Section VII, Provider Network, Item B., Network Standards, a Health Plan that offers a specialty plan shall ensure that its provider network meets the following requirements:

1.	The provider network will be integrated and consist of PCPs and specialists who are trained to provide services for a particular condition or population;

2.
If the Health Plan has been developed for individuals with a particular disease state, the network will contain a sufficient number of board certified specialists in the care and management of the disease. Because individuals have multiple diagnoses, there should be a sufficient number of specialists to manage different diagnoses as well;

3.
A defined network of facilities used for inpatient care shall be included with accredited tertiary hospitals and hospitals that have been designated for specific conditions, appropriate for the Health Plan population (e.g., end stage renal disease centers, comprehensive hemophilia centers);

4.	Specialty pharmacies when appropriate; and

5.	A range of community-based care options as alternatives to hospitalization and institutionalization.

15.	Attachment II, Core Contract Provisions, Exhibit 8, Quality Management, is hereby amended to include the following:

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AHCA Contract No. FA971, Amendment No. 2, Page  16 of 25

All Reform Health Plans

Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3., Health Plan QI Activities

f.
Provider Satisfaction Survey – The Health Plan shall submit a provider satisfaction survey plan to BMHC for written approval by the end of the eighth (8th) month of this Contract. The plan shall include the questions to be asked. The Health Plan shall conduct the survey at the end of the first year of this Contract. The results of the survey shall be reported to BMHC within four (4) months of the beginning of the second year of this Contract.

All Reform Health Plans Except the HIV/AIDS Specialty Plan

Section VIII, Quality Management, Item B., Utilization Management, sub-item 5., Disease Management

a.
The Health Plan shall develop and implement disease management programs for Reform enrollees living with chronic conditions. The disease management initiatives shall include, but are not limited to, asthma, HIV/AIDS, diabetes, congestive heart failure and hypertension. The Health Plan may develop and implement additional disease management programs for its enrollees.

b.
Each disease management program shall have policies and procedures that follow the National Committee for Quality Assurance’s (NCQA’s) most recent Disease Management Standards and Guidelines, which may be accessed online at http://www.ncqa.org/tabid/152/Default.aspx. In addition to policies and procedures, the Health Plan shall have a disease management program description for each disease state that describes how the program fulfills the principles and functions of each of the NCQA Disease Management Standards and Guidelines categories. Each program description should also describe how enrollees are identified for eligibility and stratified by severity and risk level. The Health Plan shall submit a copy of its policies and procedures and program description for each of its disease management programs to BMHC by November 1 of each Contract year.

c.
The Health Plan shall have a policy and procedure regarding the transition of enrollees from disease management services outside the Health Plan to the Health Plan’s disease management program. This policy and procedure shall include coordination with the disease management organization (DMO) that provided services to the enrollee before enrollment in the Health Plan. Additionally, the Health Plan shall request that the enrollee sign a limited release of information to aid the Health Plan in accessing the DMO’s information for the enrollee.

d.
The Health Plan shall develop and use a plan of treatment for chronic disease follow-up care that is tailored to the individual enrollee. The purpose of the plan of treatment is to assure appropriate ongoing treatment reflecting the highest standards of medical care designed to minimize further deterioration and complications. The plan of treatment shall be on file for each enrollee with a chronic disease and shall contain sufficient information to explain the progress of treatment. Medication management, the review of medications that an enrollee is currently taking, should be an ongoing part of the plan of treatment to ensure that the enrollee does not suffer adverse effects or interactions from contra-indicated medications. The

AHCA Contract No. FA971, Amendment No. 2, Page  17 of 25

enrollee’s ability to adhere to a treatment regimen should be monitored in the plan of treatment as well.

16.	Attachment II, Core Contract Provisions, Exhibit 13, CAP-Reform-Method of Payment, is hereby amended to include the following:

NOTE: This exhibit provides Health Plan requirements in addition to Attachment II of this Contract, unless otherwise specified.

Capitated Reform Health Plans

A.	Payment Overview

This is a fixed price (unit cost) Contract. The Agency will manage this fixed price Contract for the delivery of covered services to enrollees. The Agency, or its fiscal agent, shall make payment to the Health Plan on a monthly basis for the Health Plan’s satisfactory performance of its duties and responsibilities as set forth in this Contract. To accommodate payments, the Health Plan shall be eligible for and enrolled as a Medicaid provider with the fiscal agent. Payments made to the Health Plan resulting from this Contract include monthly capitation rate payments which contain risk adjustments, and were developed for particular Medicaid populations, and may contain an adjustment to collect amounts for the enhanced benefit accounts fund. The Agency may also pay Health Plans for obstetrical delivery and transplant services through kick payments and for CHCUP incentive payments, if any, as specified below.

B.	Capitation Rate Payments

1.	The Agency’s capitation rate payments shall meet the following requirements:

a.	Medicaid Reform capitation rates will begin with the September 1, 2009, capitation rate payments.

(1)	For SSI Medicare Part B-only enrollees and SSI Medicare Parts A and B enrollees, the capitation rates are based on non-Reform capitation rate methodology for the age groups listed in Attachment I.

(2)	The capitation rates for all other enrollees are fully risk-adjusted.

(a)
The Agency will pay the Health Plan the HIV/AIDS capitation rate only for those enrollees who have been identified and verified as having an HIV/AIDS diagnosis. The HIV/AIDS capitation rate is provided in Attachment I.

(i)	The Agency will pay the HIV/AIDS capitation rate for those enrollees who have been identified as having an HIV/AIDS diagnosis, regardless of whether or not the Health Plan is a specialty plan.

(ii)
Enrollees with an HIV/AIDS diagnosis may be identified by either the Agency or the Health Plan. For the Health Plan to identify that an enrollee has an HIV/AIDS diagnosis, the Health Plan must have completed lab testing as interpreted by a licensed physician prior to reporting the enrollee to the Agency

AHCA Contract No. FA971, Amendment No. 2, Page  18 of 25

as an identified enrollee with an HIV/AIDS diagnosis. The Health Plan shall provide the Agency with such enrollee’s test results upon request.

(iii)
The Health Plan shall submit enrollees identified with an HIV/AIDS diagnosis to BMHC in a format and transmittal method approved by the Agency as specified in the Agency’s Report Guide. See Attachment II, Section XII, Reporting Requirements, of this Contract.

(iv)
The Agency shall not pay the HIV/AIDS capitation rate for any enrollee who was not identified as HIV/AIDS prior to enrollment processing for the month for which the capitation payment is made, nor shall the Agency make a retroactive capitation payment at the HIV/AIDS capitation rate if the enrollee was identified as HIV/AIDS after enrollment processing.

(b)
The Agency will pay the Health Plan the capitation rate for children with chronic conditions only if the enrollee meets the requirements for children with chronic conditions, as identified by the Agency, and the enrollee is enrolled in a specialty plan for children with chronic conditions based on the rates specified in Attachment I.

b.
For each eligibility category indicated, and for each age group indicated, the Agency will make a capitation payment for enrollees as provided for in the capitation rate tables in Attachment I as follows:

(1)
Enrollees who are in the Children and Families and the Aged and Disabled eligibility categories, not identified as diagnosed with HIV/AIDS and not enrolled in a specialty plan as identified children with chronic conditions;

(2)
Enrollees who are in the SSI Medicare Part B-only and the SSI Medicare Parts A and B eligibility categories, and who are not identified as diagnosed with HIV/AIDS or enrolled in a specialty plan as identified children with chronic conditions enrollees;

(3)	Enrollees who are identified as diagnosed with HIV/AIDS.

c.
HIV/AIDS plan enrollees who are family members of enrollees identified as diagnosed with HIV/AIDS, and who are not identified as diagnosed with HIV/AIDS, will receive a capitation rate based on their respective eligibility categories in capitation rate tables in Attachment I. In developing the capitation rates for these family members, a plan factor of 1.0 will be assigned until the Agency determines that the Health Plan has enough population of such enrollees to warrant its own plan factor.

d.
The capitation rates for enrollees who are in the children with chronic conditions specialty plan are provided in Attachment I. Sibling enrollees who are enrolled in the children with chronic conditions specialty plan, and are not identified as children with chronic conditions, will receive a capitation rate based on their respective eligibility categories in capitation rate tables in Attachment I. In developing the capitation rates for these family members, a plan factor of 1.0 will be assigned until the Agency determines that the Health Plan has enough population of such enrollees to warrant its own plan factor.

AHCA Contract No. FA971, Amendment No. 2, Page  19 of 25

2.	The Agency’s capitation rates are included as Attachment I, titled “ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.”

a.
The Agency may use, or may amend and use these rates, only after certification by its actuary and approval by the Centers for Medicare and Medicaid Services. Inclusion of these rates is not intended to convey or imply any rights, duties or obligations of either party, nor is it intended to restrict, restrain or control the rights of either party that may have existed independently of this section of the Contract.

b.
By signature on this Contract, the parties explicitly agree that this section shall not independently convey any inherent rights, responsibilities or obligations of either party, relative to these rates, and shall not itself be the basis for any cause of administrative, legal or equitable action brought by either party. In the event that the rates certified by the actuary and approved by CMS are different from the rates included in this Contract, the Health Plan agrees to accept a reconciliation performed by the Agency to bring payments to the Health Plan in line with the approved rates. The Agency may amend and use the CMS-approved rates by notice to the Health Plan through an amendment to the Contract.

3.
The Agency shall pay the applicable capitation rate for each eligible enrollee whose name appears on the HIPAA-compliant X12-820 file for each month, except that the Agency shall not pay for, and, in accordance with subsections F. and G. of this exhibit, shall recoup payment for, any part of the total enrollment that exceeds the maximum authorized enrollment level(s) expressed in this Contract in Attachment I. The total payment amount to the Health Plan shall depend on the number of enrollees in each eligibility category and each rate group and at a rate that has been risk-adjusted pursuant to this Contract, or as adjusted pursuant to the Contract, where necessary in accordance with subsection F. of this exhibit. The Health Plan is obligated to provide services pursuant to the terms of this Contract for all enrollees for whom the Health Plan has received capitation payment or for whom the Agency has assured the Health Plan that the capitation payment is forthcoming.

4.	The capitation rates to be paid specific to the Health Plan shall be as indicated in the payment tables in Attachment I, and adjusted monthly based on the Health Plan’s plan factor.

5.
Unless otherwise specified in this Contract, the Health Plan shall accept the capitation payment received each month as payment in full by the Agency for all services provided to enrollees covered under this Contract and the administrative costs incurred by the Health Plan in providing or arranging for such services. Any and all costs incurred by the Health Plan in excess of the capitation payment shall be borne in total by the Health Plan.

6.
The Agency shall pay a retroactive capitation rate for each newborn enrolled in the Health Plan for up to the first three (3) months of life provided the newborn was enrolled through the unborn activation process.

a.	The Health Plan shall use the unborn activation process to enroll all babies born to pregnant enrollees as specified in Attachment II, Section III, Eligibility and Enrollment.

b.	The Health Plan is responsible for payment of all covered services provided to newborns enrolled through the unborn activation process.

AHCA Contract No. FA971, Amendment No. 2, Page  20 of 25

C.	Kick Payments

1.	The Agency shall pay the Health Plan one kick payment for the following covered services for enrollees who are not also eligible for Medicare:

a.	Each obstetrical delivery, and

b.	Each covered transplant.

2.	The Agency shall make kick payments in the amounts indicated in Attachment I.

a.
For kick payment purposes, an obstetrical delivery includes all births resulting from the delivery; therefore, if an obstetrical delivery results in multiple births, the Agency will make only one kick payment. This includes still births as specified in the Medicaid Physicians Services Handbook.

b.	For Health Plans under Contract as specialty plans, reimbursement for kick payment services will be counted toward the enrollee’s benefit maximum.

3.	To receive a kick payment, the Health Plan must adhere to the specific requirements listed in subsections 4. and 5. below and adhere to the following requirements:

a.	The Health Plan must have provided the covered kick payment service while the recipient was enrolled in the Health Plan; and

b.	The Health Plan shall submit any required documentation to the Agency upon its request in order to receive the kick payment applicable to the covered service provided.

4.	In addition to subsection 3. above, to receive a kick payment for covered transplants provided to an enrollee without Medicare, the Health Plan shall also comply with the following requirements:

a.
For each transplant provided, the Health Plan shall submit an accurate and complete CMS-1500 claim form (CMS-1500) and operative report to the fiscal agent within the required Medicaid FFS claims submittal timeframes

b.	The Health Plan shall list itself as both the pay-to and the treating provider on the CMS-1500; and

c.	The Health Plan shall use the following list of transplant procedure codes relative to the type of transplant performed when completing Field 24 D on the CMS-1500:

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AHCA Contract No. FA971, Amendment No. 2, Page  21 of 25

CPT CODE	Transplant CPT Code Description
32851	lung single, without bypass
32852	lung single, with bypass
32853	lung double, without bypass
32854	lung double, with bypass
33945	heart transplant with or without recipient cardiectomy
47135	liver, allotransplantation, orthotopic, partial or whole from cadaver or living donor
47136	liver, heterotopic, partial or whole from cadaver or living donor any age

5.	In addition to subsection 3. above, to receive a kick payment for the covered obstetrical delivery provided to an enrollee, the Health Plan shall also comply with the following requirements:

a.
The Health Plan shall submit an accurate and complete claim form in sufficient time to be received by the fiscal agent within nine months following the date of service delivery. The Health Plan shall submit the claim electronically in a HIPAA compliant X12 837P format;

b.	The Health Plan shall list itself as both the pay-to and the treating provider; and

c.	The Health Plan shall use the following list of delivery procedure codes relative to the type of delivery performed when submitting the X12 837P transaction:

CPT CODE	Obstetrical Delivery CPT Code Description
59409	Vaginal delivery only
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
33945	heart transplant with or without recipient cardiectomy
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery including postpartum care

D.	Child Health Check-Up (CHCUP) Incentive Payments

Health Plans will be eligible to participate in the CHCUP incentive program when the Health Plan has exceeded both the sixty percent (60%) state screening rate and the federal eighty percent (80%) participation ratio goals as outlined in Attachment II, Section V, Covered Services. The Agency will determine which Health Plans will participate based upon the audited CHCUP reports submitted.

1.	The amount of the incentive payment shall be calculated as follows: the ratio of a qualified Health Plan’s screenings to the total of all health plans’ screenings will be multiplied by the

AHCA Contract No. FA971, Amendment No. 2, Page  22 of 25

total amount in the fund for the incentive payment. The ratios will be based on the Health Plans’ audited CHCUP reports. The total amount in the fund will be determined at the discretion of the Agency. In no event shall the total monies allotted to the incentive program exceed the incentive payment fund.

2.
Pursuant to 42 CFR 438.6,(c)(5)(iii), the payment to any one health plan shall not be in excess of five percent (5%) of the capitation amount paid to all health plans for CHCUP services provided pursuant to this Contract.

E.	Payment Assessments

1.	Choice Counseling/Enrollment and Disenrollment

In accordance with s 409.912 (29), F.S., at such time as the Agency receives legislative direction to assess health plans for enrollment and disenrollment services costs, the Agency shall apply assessments, in quarterly installments each year, against the Health Plan’s next capitation payment to pay for the enrollment and disenrollment services costs of the choice counselor/enrollment broker as follows:

a.	July 1, for costs estimated for the enrollment and disenrollment services rendered by the choice counselor/enrollment broker for July and the following two (2) months;

b.	October 1, for costs related to the enrollment and disenrollment services rendered by the choice counselor/enrollment broker for October and the following two (2) months;

c.	January 1, for costs related to the enrollment and disenrollment services rendered by the choice counselor/enrollment broker for January and the following two (2) months; and

d.	April 1, for costs related to maintaining the third party enrollment and disenrollment services contract for April and the following two (2) months.

2.	Rate Adjustments

The Health Plan and the Agency acknowledge that the capitation rates paid under this Contract, as specified in Attachment I of this Contract, are subject to approval by the federal government.

a.
Adjustments to funds previously paid and to be paid may be required. Funds previously paid shall be adjusted when capitation rate calculations are determined to have been in error, or when capitation payments have been made for Medicaid recipients who are determined to be ineligible for Health Plan enrollment during the period for which the capitation payments were made. In such events, the Health Plan agrees to refund any overpayment and the Agency agrees to pay any underpayment.

b.
If the Agency receives legislative direction as specified in subsection E.1., Payment Assessments, Choice Counseling, respectively, the Agency shall annually, or more frequently, determine the actual expenditures for enrollment and disenrollment services rendered by the choice counselor/enrollment broker. The Agency will compare capitation rate assessments to the actual expenditures for such enrollment and disenrollment services. The following factors will enter into the cost settlement process:

(1)	If the amount of capitation rate assessments is less than the actual cost of providing enrollment and disenrollment services rendered by the choice counselor/enrollment

AHCA Contract No. FA971, Amendment No. 2, Page  23 of 25

the broker, the Health Plan shall pay the difference to the Agency within thirty (30) calendar days of settlement.

(2)
If the amount of capitation assessments exceeds the actual cost of providing enrollment, and disenrollment services, the Agency will pay the difference to the Health Plan within thirty (30) calendar days of the settlement.

c.	As the Agency adjusts the plan factor based on updated historical data, the Health Plan’s capitation rates will be adjusted according to the methodology indicated in the capitation rate tables.

d.	The Agency may adjust the Health Plan’s capitation rates if the percentage deducted for the enhanced benefit accounts fund is modified due to program needs.

F.	Errors

1.	The Health Plan shall carefully prepare all reports and monthly payment requests for submission to the Agency.

2.
If after preparation and electronic submission, either the Health Plan or the Agency discover an error, including but not limited to errors resulting in incorrect kick payments, errors resulting in incorrect identification of enrollees (including but not limited to specific identification of enrollees with HIV/AIDS diagnoses), errors resulting in incorrect claims payments, and errors resulting in capitation rate payments above the Health Plan’s authorized enrollment levels, the Health Plan has thirty (30) calendar days after its discovery of the error, or from its receipt of Agency notice of the error, to correct the error and re-submit accurate reports and/or invoices. Failure to respond within the thirty (30) calendar day period shall result in a loss of any money due the Health Plan for such errors and/or a sanction against the Health Plan pursuant to Attachment II, Section XIV, Sanctions.

G.	Member Payment Liability Protection

Pursuant to s. 1932 (b)(6), Social Security Act (as enacted by section 4704 of the Balanced Budget Act of 1997), the Health Plan shall not hold members liable for the following:

1.	For debts of the Health Plan, in the event of the Health Plan’s insolvency;

2.
For payment of covered services provided by the Health Plan if the Health Plan has not received payment from the Agency for the covered services, or if the provider, under contract or other arrangement with the Health Plan, fails to receive payment from the Agency or the Health Plan; and/or

3.
For payments to a provider, including referral providers, that furnished covered services under a contract, or other arrangements with the Health Plan, that are in excess of the amount that normally would be paid by the enrollee if the covered services had been received directly from the Health Plan.

Unless otherwise stated, this amendment shall be effective upon execution by both Parties.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in this Contract.

This amendment, and all its attachments, are hereby made part of this Contract.

AHCA Contract No. FA971, Amendment No. 2, Page  24 of 25

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the Parties hereto have caused this thirty-seven (37) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/Christina Cooper	SIGNED BY:	/s/ Elizabeth Dudek

NAME:	Christina Cooper	NAME:	Elizabeth Dudek

TITLE:	President	TITLE:	Secretary

DATE:	1/3/13	DATE:	1/10/13

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Number	Description
Attachment I	Exhibit 1-B	Maximum Enrollment Levels (5 pages)
Attachment I	Exhibit 2-R	Medicaid Reform HMO Capitation Rates, September 1, 2012 – August 31, 2013 (90112) (2 Pages)
Attachment I	Exhibit 2-NR	Medicaid Non-Reform HMO Capitation Rates, September 1, 2012 – August 31, 2013 (90112) (5 Pages)

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AHCA Contract No. FA971, Amendment No. 2, Page 25 of 25

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT 1-B
MAXIMUM ENROLLMENT LEVELS
EFFECTIVE DATE 09/01/12 – 08/31/15

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served as denoted below. Attachment I, Scope of Services, Exhibits 2-NR and 2-R provide the capitation rate tables respective to the areas of operation listed below.

A.	Non-Reform

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area1 Counties:  Okaloosa, Walton

Effective Date: 01/01/13
County	Enrollment Level	Provider Number
Okaloosa	12,474	TBD
Walton	3,705	TBD

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 2 Counties:  Franklin, Taylor, Gulf, Holmes, Jackson, Washington

Effective Date: 11/01/12
County	Enrollment Level	Provider Number
Franklin	1,083	015016926
Taylor	2,516	015016935
Effective Date: 01/01/13
Gulf	1,357	TBD
Holmes	2,859	TBD
Jackson	5,554	TBD
Washington	1,083	TBD

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AHCA Contract No. FA971, Attachment I-B, Exhibit 1, Page 1 of 5

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties:	Hernando, Sumter, Columbia, Bradford, Dixie, Gilchrist, Hamilton, Lafayette, Levy, Suwannee, Union, Alachua

Effective Dates: 09/01/12
County	Enrollment Level	Provider Number
Hernando	15,000	015016901
Sumter	4,500	015016916
Columbia	8,287	015016922
Effective Dates: 11/01/12
Bradford	3,032	015016924
Dixie	1,928	015016925
Gilchrist	1,644	015016927
Hamilton	1,934	015016929
Lafayette	646	015016931
Levy	4,927	015016932
Suwannee	5,346	015016934
Union	1,483	015016936
Effective Dates: 01/01/13
Alachua	19,183	TBD

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 4 Counties:  St. Johns, Flagler

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
St. Johns	8,300	015016920
Flagler	7,400	015016923

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AHCA Contract No. FA971, Attachment I-B, Exhibit 1, Page  2 of 5

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties:  Pasco, Pinellas

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Pasco	7,000	015016903
Pinellas	15,000	015016904

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties:  Hillsborough, Manatee, Polk, Hardee

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Hillsborough	28,000	015016902
Manatee	12,000	015016912
Polk	25,000	015016905
Hardee	4,100	015016921

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 7 Counties:  Orange, Seminole, Osceola, Brevard

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Orange	38,000	015016906
Seminole	6,000	015016908
Osceola	12,000	015016907
Brevard	14,000	015016913

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AHCA Contract No. FA971, Attachment I-B, Exhibit 1, Page 3 of 5

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 8 Counties:  DeSoto, Lee, Sarasota, Charlotte, Glades, Hendry, Collier

Effective Dates: 09/01/12
County	Enrollment Level	Provider Number
DeSoto	4,100	015016919
Lee	15,000	015016911
Sarasota	6,000	015016914
Charlotte	27,000	015016917
Effective Dates: 11/01/12
Glades	593	015016928
Hendry	6,048	015016930
Effective Dates: 01/01/13
Collier	22,800	TBD

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 9 Counties:  Palm Beach, St. Lucie, Indian River, Okeechobee

Effective Dates: 09/01/12
County	Enrollment Level	Provider Number
Palm Beach	15,000	015016910
St. Lucie	4,500	015016915
Indian River	10,500	015016918
Effective Dates: 11/01/12
Okeechobee	5,000	015016933

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 10 County:  Broward

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Broward	25,000	015016900

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AHCA Contract No. FA971, Attachment I-B, Exhibit 1, Page 4 of 5

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

See Exhibit 2-NR Table 2, General Capitation Rates, Mental Health Rates

Area 11 County:  Miami-Dade, Monroe

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Miami-Dade	25,000	015016909
Effective Date: 01/01/13
Monroe	3,656	TBD

B. Reform

See Exhibit 2-R (Baker, Clay, Duval, Nassau)

Agency Area 4

Effective Date: 01/01/13
County	Enrollment Level	Provider Number
Baker	5,000	TBD
Clay	5,000	TBD
Duval	20,000	TBD
Nassau	5,000	TBD

See Exhibit 2-R (Broward)

Agency Area 10

Effective Date: 01/01/13
County	Enrollment Level	Provider Number
Broward	10,000	TBD

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA971, Attachment I-B, Exhibit 1, Page 5 of 5

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT 2-R
MEDICAID REFORM HMO CAPITATION RATES
By Area, Age and Eligibility Category/Population
September 1, 2012 – August 31, 2013 (90112)

TABLE 1:	COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

Effective September 1, 2012

ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS

	AREA 4	AREA 10
Eligibility Category: Children and Families
Month 0-2 All	$1383.14	$1,869.81
Month 3-11 All	$218.60	$246.10
1-5 All	$143.45	$135.61
6-13 All	$143.45	$135.61
14-20 Female	$143.45	$135.61
14-20 Male	$143.45	$135.61
21-54 Female	$143.45	$135.61
21-54 Male	$143.45	$135.61
55+ All	$143.45	$135.61
Eligibility Category: Aged and Disabled
Month 0-2 All	$19,057.58	$18,897.54
Month 3-11 All	$4,248.03	$4,190.22
1-5 All	$817.56	$849.41
6-13 All	$817.56	$849.41
14-20 All	$817.56	$849.41
21-54 All	$817.56	$849.41
55+ All	$817.56	$849.41
Eligibility Category: Aged and Disabled with Medicare Parts A & B
Under Age 65	$124.44	$125.20
Age 65 and Over	$104.80	$105.10
Eligibility Category: Aged and Disabled with Medicare Part B Only
All Ages	$421.57	$419.82
Population: HIV/AIDS Specialty Population
No Medicare HIV	$1,879.43	$2,796.49
No Medicare AIDS	$2,712.41	$3,629.28
Medicare HIV	$195.95	$209.22
Medicare AIDS	$172.83	$244.25

AHCA Contract No. FA971, Attachment I, Exhibit 2-R, Page 1 of 2

WellCare of Florida, Inc. d/b/a	Medicaid Non-Reform HMO Contract
Staywell Health Plan of Florida

TABLE 2:	KICK PAYMENT AMOUNTS FOR COVERED OBSTETRICAL DELIVERY SERVICES

Effective September 1, 2012

CPT Code	Obstetrical Delivery CPT Code Description	Area 4	Area 10
59409	Vaginal delivery only	$4,404.51	$5,112.95
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

TABLE 3:	KICK PAYMENT AMOUNTS FOR COVERED TRANSPLANT SERVICES

Effective September 1, 2012

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	All Areas
32851	Lung single, without bypass	Children/Adolescents	$320,800.00
32851	Lung single, without bypass	Adult	$238,000.00
32852	Lung single, with bypass	Children/Adolescents	$320,800.00
32852	Lung single, with bypass	Adult	$238,000.00
32853	Lung double, without bypass	Children/Adolescents	$320,800.00
32853	Lung double, without bypass	Adult	$238,000.00
32854	Lung double, with bypass	Children/Adolescents	$320,800.00
32854	Lung double, with bypass	Adult	$238,000.00
33945	Heart transplant with or without recipient cardiectomy	All Age Groups	$162,000.00
47135	Liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	All Age Groups	$122,600.00
47136	Liver, heterotopic, partial or whole from cadaver or living donor any age	All Age Groups	$122,600.00

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AHCA Contract No. FA971, Attachment I, Exhibit 2-R, Page 2 of 2

EXHIBIT 2 - NR
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
(MEDICAID Non-Reform HMO CAPITATION RATES)
September 1, 2012 - August 31, 2013 (90112)
By Area , Age and Eligibility Category

TABLE 1
General Rates:
					TANF								SSI-N				SSI-B	SSI-AB
					AGE (14-20)		AGE (21-54)
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	Female Male		Female Male		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE(65+)
01	1,044.10	176.87	97.38	60.25	120.03	62.88	275.12	123.66	286.22	23,175.16	2,589.79	260.75	143.76	178.78	725.48	788.53	353.96	99.74	79.65
02	962.26	163.01	90.13	57.49	112.56	59.89	255.25	115.67	264.90	21,691.74	2,423.90	237.61	117.79	152.73	651.93	728.05	353.96	93.24	74.33
03	1,132.49	191.85	106.18	68.14	132.95	70.97	300.83	136.55	312.05	23,983.47	2,680.18	273.22	157.59	192.69	765.02	821.29	353.96	92.76	73.94
04	1,224.06	207.35	113.91	69.29	139.40	72.40	321.40	143.83	334.79	26,645.33	2,977.63	302.25	171.70	211.14	844.47	910.43	353.96	88.79	70.69
05	1,314.12	222.62	123.01	78.07	153.29	81.36	348.21	157.58	361.52	26,552.12	2,967.14	297.54	161.57	202.09	826.11	901.56	353.96	78.87	62.58
06	1,233.32	208.96	116.42	78.18	148.71	81.20	331.03	152.13	342.09	25,907.64	2,895.25	297.29	175.80	213.01	835.41	890.51	353.96	78.53	62.31
07	1,189.59	201.49	110.21	64.80	132.98	67.86	310.16	137.59	323.92	27,626.61	3,087.18	308.28	164.73	207.33	854.09	936.03	353.96	77.12	61.15
09	1,228.70	208.14	114.67	71.23	141.58	74.33	324.06	145.83	337.02	28,336.53	3,166.45	312.52	159.40	204.33	860.57	954.38	353.96	87.68	69.78
10	1,087.72	184.27	101.80	64.51	126.76	67.23	288.12	130.34	299.17	29,961.41	3,348.10	334.98	180.35	226.33	929.01	1,016.15	353.96	91.91	73.25
11	1,365.87	231.40	128.48	84.35	162.48	87.72	364.68	166.55	377.59	26,428.69	2,953.34	295.73	159.73	200.21	820.51	896.71	353.96	104.17	83.26
6B	1,232.80	208.88	116.40	78.35	148.84	81.36	331.06	152.23	342.07	25,906.00	2,895.07	297.32	175.93	213.11	835.58	890.53	353.96	78.53	62.31
8A	1,220.23	206.73	114.76	75.21	145.02	78.23	325.67	148.67	337.25	27,586.10	3,082.83	316.74	187.71	227.26	890.38	948.50	353.96	88.70	70.62
8B	1,111.87	188.36	104.24	66.89	130.51	69.65	295.33	134.05	306.36	25,996.71	2,905.10	292.67	161.74	200.96	814.57	884.82	353.96	85.56	68.05

TABLE 2
General + Mental Health Rates:

					TANF									SSI-N			SSI-B	SSI-AB
					AGE (14-20)		AGE (21-54)
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	Female Male		Female Male		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE(65+)
01	1,044.18	176.95	99.62	71.64	131.27	74.12	284.95	133.49	292.73	23,175.56	2,590.19	279.12	191.60	220.46	802.81	817.07	371.28	109.99	89.90
02	962.32	163.07	91.81	66.02	120.98	68.31	262.61	123.03	269.78	21,692.25	2,424.41	261.25	179.34	206.35	751.43	764.78	371.28	103.49	84.58
03	1,132.56	191.92	108.06	77.70	142.38	80.40	309.07	144.79	317.51	23,983.81	2,680.52	288.85	198.29	228.15	830.81	845.57	371.28	103.01	84.19
04	1,224.16	207.45	116.80	83.98	153.90	86.90	334.07	156.50	343.19	26,645.73	2,978.03	320.91	220.29	253.47	923.02	939.42	371.28	99.04	80.94
05	1,314.20	222.70	125.39	90.16	165.22	93.29	358.64	168.01	368.43	26,552.60	2,967.62	319.79	219.52	252.58	919.79	936.13	371.28	89.12	72.83
06	1,233.37	209.01	117.68	84.62	155.06	87.55	336.58	157.68	345.77	25,907.96	2,895.57	312.03	214.19	246.45	897.46	913.41	371.28	88.78	72.56
07	1,189.71	201.61	113.51	81.62	149.57	84.45	324.67	152.10	333.53	27,627.14	3,087.71	332.73	228.41	262.80	957.02	974.02	371.28	87.37	71.40
09	1,228.79	208.23	117.24	84.30	154.48	87.23	335.33	157.10	344.49	28,337.15	3,167.07	341.28	234.28	269.56	981.61	999.05	371.28	97.93	80.03
10	1,087.79	184.34	103.79	74.63	136.75	77.22	296.85	139.07	304.96	29,961.97	3,348.66	360.85	247.71	285.01	1,037.89	1,056.34	371.28	102.16	83.50
11	1,365.94	231.47	130.32	93.71	171.72	96.96	372.76	174.63	382.94	26,429.18	2,953.83	318.30	218.50	251.41	915.52	931.78	371.28	114.42	93.51
6B	1,232.84	208.92	117.63	84.58	154.99	87.51	336.44	157.61	345.63	25,906.32	2,895.39	312.01	214.18	246.43	897.41	913.35	371.28	88.78	72.56
8A	1,220.29	206.79	116.43	83.72	153.41	86.62	333.01	156.01	342.11	27,586.43	3,083.16	332.24	228.07	262.42	955.61	972.58	371.28	98.95	80.87
8B	1,111.94	188.43	106.09	76.29	139.79	78.93	303.44	142.16	311.73	25,997.15	2,905.54	313.10	214.93	247.30	900.55	916.55	371.28	95.81	78.30

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 1 of 5

EXHIBIT 2 - NR
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
(MEDICAID Non-Reform HMO CAPITATION RATES)
September 1, 2012 - August 31, 2013 (90112)
By Area , Age and Eligibility Category

TABLE 3
General + MH + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)			AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,044.18	176.96	101.49	74.61	134.03	77.30	286.70	135.13	295.93	23,175.56	2,590.20	281.06	194.04	222.64	804.38	819.27	373.69	110.98	90.72
02	962.33	163.09	95.76	72.29	126.81	75.04	266.15	126.34	276.24	21,692.26	2,424.43	265.21	184.33	210.80	753.49	767.67	373.69	104.93	85.77
03	1,132.58	191.95	114.35	87.70	151.68	91.12	312.29	147.80	323.38	23,983.82	2,680.55	295.56	206.73	235.69	833.00	848.62	373.69	104.94	85.78
04	1,224.17	207.47	120.41	89.72	159.24	93.05	337.91	160.09	350.20	26,645.74	2,978.05	324.64	224.98	257.66	925.96	943.53	373.69	101.15	82.68
05	1,314.22	222.73	132.37	101.25	175.54	105.18	362.92	172.02	376.25	26,552.61	2,967.65	326.50	227.96	260.12	922.47	939.88	373.69	91.44	74.74
06	1,233.38	209.04	123.44	93.77	163.57	97.37	338.87	159.82	349.94	25,907.97	2,895.59	317.31	220.83	252.38	899.06	915.65	373.69	90.36	73.86
07	1,189.73	201.64	120.12	92.13	159.35	95.73	327.55	154.80	338.79	27,627.15	3,087.74	339.32	236.70	270.20	959.00	976.79	373.69	89.18	72.89
09	1,228.81	208.27	125.84	97.98	167.20	101.90	338.50	160.06	350.27	28,337.16	3,167.10	349.01	244.00	278.24	983.98	1,002.36	373.69	99.99	81.73
10	1,087.80	184.36	108.23	81.68	143.31	84.78	298.21	140.34	307.44	29,961.98	3,348.68	366.05	254.26	290.86	1,039.64	1,058.79	373.69	103.56	84.65
11	1,366.02	231.55	139.28	108.79	184.83	110.07	374.98	176.70	386.98	26,429.18	2,953.83	329.16	230.76	260.96	918.53	935.98	373.69	117.45	96.01
6B	1,232.85	208.95	123.39	93.73	163.50	97.33	338.73	159.75	349.80	25,906.33	2,895.41	317.29	220.82	252.36	899.01	915.59	373.69	90.36	73.86
8A	1,220.32	206.84	127.98	102.09	170.49	106.32	336.78	159.53	348.99	27,586.45	3,083.20	342.39	240.83	273.82	958.31	976.35	373.69	101.47	82.95
8B	1,111.97	188.48	116.21	92.38	154.76	96.19	306.24	144.78	316.84	25,997.16	2,905.57	321.27	225.21	256.48	902.57	919.37	373.69	97.46	79.66

TABLE 4
General + MH + Transportation Rates:

					TANF								SSI-N				SSI-B	SSI-AB
					AGE (14-20)		AGE (21-54)
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	Female	Male	Female	Male	AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
01	1,050.20	178.92	100.80	72.42	132.86	76.58	287.64	137.29	296.27	23,220.19	2,624.21	287.27	197.37	229.60	827.01	838.17	374.89	114.19	93.11
02	967.80	164.86	92.88	66.73	122.43	70.55	265.06	126.49	273.00	21,732.42	2,455.03	268.58	184.53	214.57	773.21	783.77	374.89	107.00	87.26
03	1,138.56	193.89	109.23	78.48	143.97	82.85	311.76	148.58	321.04	24,023.02	2,710.41	296.01	203.36	236.18	852.07	864.10	374.89	107.41	87.55
04	1,229.96	209.35	117.94	84.73	155.43	89.27	336.66	160.16	346.61	26,691.49	3,012.91	329.26	226.20	262.84	947.83	961.05	374.89	104.55	85.15
05	1,318.77	224.20	126.29	90.75	166.43	95.16	360.69	170.90	371.12	26,589.93	2,996.07	326.60	224.34	260.22	940.03	953.77	374.89	93.73	76.35
06	1,238.15	210.58	118.62	85.24	156.32	89.50	338.72	160.70	348.59	25,947.17	2,925.46	319.19	219.26	254.48	918.72	931.95	374.89	92.87	75.68
07	1,194.72	203.25	114.49	82.27	150.89	86.49	326.91	155.26	336.48	27,668.14	3,118.96	340.22	233.71	271.19	979.25	993.40	374.89	90.67	73.92
09	1,234.50	210.10	118.36	85.04	155.99	89.56	337.89	160.71	347.85	28,377.81	3,198.06	348.70	239.54	277.88	1,003.65	1,018.27	374.89	102.51	83.53
10	1,093.71	186.28	104.95	75.40	138.31	79.64	299.50	142.81	308.45	30,012.86	3,387.45	370.14	254.29	295.43	1,065.48	1,080.39	374.89	106.75	87.00
11	1,370.41	232.93	131.19	94.29	172.90	98.78	374.76	177.45	385.57	26,466.18	2,982.03	325.06	223.28	258.98	935.58	949.27	374.89	117.89	96.16
6B	1,237.62	210.49	118.57	85.20	156.25	89.46	338.58	160.63	348.45	25,945.53	2,925.28	319.17	219.25	254.46	918.67	931.89	374.89	92.87	75.68
8A	1,226.17	208.72	117.58	84.48	154.96	89.02	335.64	159.72	345.57	27,626.55	3,113.74	339.56	233.26	270.63	977.36	991.54	374.89	101.08	82.50
8B	1,117.96	190.40	107.27	77.07	141.38	81.39	306.13	145.96	315.27	26,035.24	2,934.58	320.06	219.85	255.10	921.20	934.56	374.89	99.43	81.07

  AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 2 of 5

EXHIBIT 2 - NR
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
(MEDICAID Non-Reform HMO CAPITATION RATES)
September 1, 2012 - August 31, 2013 (90112)
By Area , Age and Eligibility Category

TABLE 5
General + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20) AGE (21-54)		AGE (55+)		AGE (65-)	AGE(65+)
					Female	Male	Female	Male
01	1,050.12	178.84	98.56	61.03	121.62	65.34	277.81	127.46	289.76	23,219.79	2,623.81	268.90	149.53	187.92	749.68	809.63	357.57	103.94	82.86
02	967.74	164.80	91.20	58.20	114.01	62.13	257.70	119.13	268.12	21,731.91	2,454.52	244.94	122.98	160.95	673.71	747.04	357.57	96.75	77.01
03	1,138.49	193.82	107.35	68.92	134.54	73.42	303.52	140.34	315.58	24,022.68	2,710.07	280.38	162.66	200.72	786.28	839.82	357.57	97.16	77.30
04	1,229.86	209.25	115.05	70.04	140.93	74.77	323.99	147.49	338.21	26,691.09	3,012.51	310.60	177.61	220.51	869.28	932.06	357.57	94.30	74.90
05	1,318.69	224.12	123.91	78.66	154.50	83.23	350.26	160.47	364.21	26,589.45	2,995.59	304.35	166.39	209.73	846.35	919.20	357.57	83.48	66.10
06	1,238.10	210.53	117.36	78.80	149.97	83.15	333.17	155.15	344.91	25,946.85	2,925.14	304.45	180.87	221.04	856.67	909.05	357.57	82.62	65.43
07	1,194.60	203.13	111.19	65.45	134.30	69.90	312.40	140.75	326.87	27,667.61	3,118.43	315.77	170.03	215.72	876.32	955.41	357.57	80.42	63.67
09	1,234.41	210.01	115.79	71.97	143.09	76.66	326.62	149.44	340.38	28,377.19	3,197.44	319.94	164.66	212.65	882.61	973.60	357.57	92.26	73.28
10	1,093.64	186.21	102.96	65.28	128.32	69.65	290.77	134.08	302.66	30,012.30	3,386.89	344.27	186.93	236.75	956.60	1,040.20	357.57	96.50	76.75
11	1,370.34	232.86	129.35	84.93	163.66	89.54	366.68	169.37	380.22	26,465.69	2,981.54	302.49	164.51	207.78	840.57	914.20	357.57	107.64	85.91
6B	1,237.58	210.45	117.34	78.97	150.10	83.31	333.20	155.25	344.89	25,945.21	2,924.96	304.48	181.00	221.14	856.84	909.07	357.57	82.62	65.43
8A	1,226.11	208.66	115.91	75.97	146.57	80.63	328.30	152.38	340.71	27,626.22	3,113.41	324.06	192.90	235.47	912.13	967.46	357.57	90.83	72.25
8B	1,117.89	190.33	105.42	67.67	132.10	72.11	298.02	137.85	309.90	26,034.80	2,934.14	299.63	166.66	208.76	835.22	902.83	357.57	89.18	70.82

TABLE 6
General + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20) AGE (21-54)		AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,044.10	176.88	99.25	63.22	122.79	66.06	276.87	125.30	289.42	23,175.16	2,589.80	262.69	146.20	180.96	727.05	790.73	356.37	100.73	80.47
02	962.27	163.03	94.08	63.76	118.39	66.62	258.79	118.98	271.36	21,691.75	2,423.92	241.57	122.78	157.18	653.99	730.94	356.37	94.68	75.52
03	1,132.51	191.88	112.47	78.14	142.25	81.69	304.05	139.56	317.92	23,983.48	2,680.21	279.93	166.03	200.23	767.21	824.34	356.37	94.69	75.53
04	1,224.07	207.37	117.52	75.03	144.74	78.55	325.24	147.42	341.80	26,645.34	2,977.65	305.98	176.39	215.33	847.41	914.54	356.37	90.90	72.43
05	1,314.14	222.65	129.99	89.16	163.61	93.25	352.49	161.59	369.34	26,552.13	2,967.17	304.25	170.01	209.63	828.79	905.31	356.37	81.19	64.49
06	1,233.33	208.99	122.18	87.33	157.22	91.02	333.32	154.27	346.26	25,907.65	2,895.27	302.57	182.44	218.94	837.01	892.75	356.37	80.11	63.61
07	1,189.61	201.52	116.82	75.31	142.76	79.14	313.04	140.29	329.18	27,626.62	3,087.21	314.87	173.02	214.73	856.07	938.80	356.37	78.93	62.64
09	1,228.72	208.18	123.27	84.91	154.30	89.00	327.23	148.79	342.80	28,336.54	3,166.48	320.25	169.12	213.01	862.94	957.69	356.37	89.74	71.48
10	1,087.73	184.29	106.24	71.56	133.32	74.79	289.48	131.61	301.65	29,961.42	3,348.12	340.18	186.90	232.18	930.76	1,018.60	356.37	93.31	74.40
11	1,365.95	231.48	137.44	99.43	175.59	100.83	366.90	168.62	381.63	26,428.69	2,953.34	306.59	171.99	209.76	823.52	900.91	356.37	107.20	85.76
6B	1,232.81	208.91	122.16	87.50	157.35	91.18	333.35	154.37	346.24	25,906.01	2,895.09	302.60	182.57	219.04	837.18	892.77	356.37	80.11	63.61
8A	1,220.26	206.78	126.31	93.58	162.10	97.93	329.44	152.19	344.13	27,586.12	3,082.87	326.89	200.47	238.66	893.08	952.27	356.37	91.22	72.70
8B	1,111.90	188.41	114.36	82.98	145.48	86.91	298.13	136.67	311.47	25,996.72	2,905.13	300.84	172.02	210.14	816.59	887.64	356.37	87.21	69.41

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 3 of 5

EXHIBIT 2 - NR
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
(MEDICAID Non-Reform HMO CAPITATION RATES)
September 1, 2012 - August 31, 2013 (90112)
By Area , Age and Eligibility Category

TABLE 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,050.12	178.85	100.43	64.00	124.38	68.52	279.56	129.10	292.96	23,219.79	2,623.82	270.84	151.97	190.10	751.25	811.83	359.98	104.93	83.68
02	967.75	164.82	95.15	64.47	119.84	68.86	261.24	122.44	274.58	21,731.92	2,454.54	248.90	127.97	165.40	675.77	749.93	359.98	98.19	78.20
03	1,138.51	193.85	113.64	78.92	143.84	84.14	306.74	143.35	321.45	24,022.69	2,710.10	287.09	171.10	208.26	788.47	842.87	359.98	99.09	78.89
04	1,229.87	209.27	118.66	75.78	146.27	80.92	327.83	151.08	345.22	26,691.10	3,012.53	314.33	182.30	224.70	872.22	936.17	359.98	96.41	76.64
05	1,318.71	224.15	130.89	89.75	164.82	95.12	354.54	164.48	372.03	26,589.46	2,995.62	311.06	174.83	217.27	849.03	922.95	359.98	85.80	68.01
06	1,238.11	210.56	123.12	87.95	158.48	92.97	335.46	157.29	349.08	25,946.86	2,925.16	309.73	187.51	226.97	858.27	911.29	359.98	84.20	66.73
07	1,194.62	203.16	117.80	75.96	144.08	81.18	315.28	143.45	332.13	27,667.62	3,118.46	322.36	178.32	223.12	878.30	958.18	359.98	82.23	65.16
09	1,234.43	210.05	124.39	85.65	155.81	91.33	329.79	152.40	346.16	28,377.20	3,197.47	327.67	174.38	221.33	884.98	976.91	359.98	94.32	74.98
10	1,093.65	186.23	107.40	72.33	134.88	77.21	292.13	135.35	305.14	30,012.31	3,386.91	349.47	193.48	242.60	958.35	1,042.65	359.98	97.90	77.90
11	1,370.42	232.94	138.31	100.01	176.77	102.65	368.90	171.44	384.26	26,465.69	2,981.54	313.35	176.77	217.33	843.58	918.40	359.98	110.67	88.41
6B	1,237.59	210.48	123.10	88.12	158.61	93.13	335.49	157.39	349.06	25,945.22	2,924.98	309.76	187.64	227.07	858.44	911.31	359.98	84.20	66.73
8A	1,226.14	208.71	127.46	94.34	163.65	100.33	332.07	155.90	347.59	27,626.24	3,113.45	334.21	205.66	246.87	914.83	971.23	359.98	93.35	74.33
8B	1,117.92	190.38	115.54	83.76	147.07	89.37	300.82	140.47	315.01	26,034.81	2,934.17	307.80	176.94	217.94	837.24	905.65	359.98	90.83	72.18

TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20) AGE (21-54)		AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,050.20	178.93	102.67	75.39	135.62	79.76	289.39	138.93	299.47	23,220.19	2,624.22	289.21	199.81	231.78	828.58	840.37	377.30	115.18	93.93
02	967.81	164.88	96.83	73.00	128.26	77.28	268.60	129.80	279.46	21,732.43	2,455.05	272.54	189.52	219.02	775.27	786.66	377.30	108.44	88.45
03	1,138.58	193.92	115.52	88.48	153.27	93.57	314.98	151.59	326.91	24,023.03	2,710.44	302.72	211.80	243.72	854.26	867.15	377.30	109.34	89.14
04	1,229.97	209.37	121.55	90.47	160.77	95.42	340.50	163.75	353.62	26,691.50	3,012.93	332.99	230.89	267.03	950.77	965.16	377.30	106.66	86.89
05	1,318.79	224.23	133.27	101.84	176.75	107.05	364.97	174.91	378.94	26,589.94	2,996.10	333.31	232.78	267.76	942.71	957.52	377.30	96.05	78.26
06	1,238.16	210.61	124.38	94.39	164.83	99.32	341.01	162.84	352.76	25,947.18	2,925.48	324.47	225.90	260.41	920.32	934.19	377.30	94.45	76.98
07	1,194.74	203.28	121.10	92.78	160.67	97.77	329.79	157.96	341.74	27,668.15	3,118.99	346.81	242.00	278.59	981.23	996.17	377.30	92.48	75.41
09	1,234.52	210.14	126.96	98.72	168.71	104.23	341.06	163.67	353.63	28,377.82	3,198.09	356.43	249.26	286.56	1,006.02	1,021.58	377.30	104.57	85.23
10	1,093.72	186.30	109.39	82.45	144.87	87.20	300.86	144.08	310.93	30,012.87	3,387.47	375.34	260.84	301.28	1,067.23	1,082.84	377.30	108.15	88.15
11	1,370.49	233.01	140.15	109.37	186.01	111.89	376.98	179.52	389.61	26,466.18	2,982.03	335.92	235.54	268.53	938.59	953.47	377.30	120.92	98.66
6B	1,237.63	210.52	124.33	94.35	164.76	99.28	340.87	162.77	352.62	25,945.54	2,925.30	324.45	225.89	260.39	920.27	934.13	377.30	94.45	76.98
8A	1,226.20	208.77	129.13	102.85	172.04	108.72	339.41	163.24	352.45	27,626.57	3,113.78	349.71	246.02	282.03	980.06	995.31	377.30	103.60	84.58
8B	1,117.99	190.45	117.39	93.16	156.35	98.65	308.93	148.58	320.38	26,035.25	2,934.61	328.23	230.13	264.28	923.22	937.38	377.30	101.08	82.43

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 4 of 5

EXHIBIT 2 - NR
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
(MEDICAID Non-Reform HMO CAPITATION RATES)
September 1, 2012 - August 31, 2013 (90112)
By Area , Age and Eligibility Category
TABLE 9
Mental Health Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13) AGE (14-20)		AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	0.08	0.08	2.24	11.39	11.24	11.24	9.83	9.83	6.51	0.40	0.40	18.37	47.84	41.68	77.33	28.54	17.32	10.25	10.25
02	0.06	0.06	1.68	8.53	8.42	8.42	7.36	7.36	4.88	0.51	0.51	23.64	61.55	53.62	99.50	36.73	17.32	10.25	10.25
03	0.07	0.07	1.88	9.56	9.43	9.43	8.24	8.24	5.46	0.34	0.34	15.63	40.70	35.46	65.79	24.28	17.32	10.25	10.25
04	0.10	0.10	2.89	14.69	14.50	14.50	12.67	12.67	8.40	0.40	0.40	18.66	48.59	42.33	78.55	28.99	17.32	10.25	10.25
05	0.08	0.08	2.38	12.09	11.93	11.93	10.43	10.43	6.91	0.48	0.48	22.25	57.95	50.49	93.68	34.57	17.32	10.25	10.25
06	0.05	0.05	1.26	6.44	6.35	6.35	5.55	5.55	3.68	0.32	0.32	14.74	38.39	33.44	62.05	22.90	17.32	10.25	10.25
07	0.12	0.12	3.30	16.82	16.59	16.59	14.51	14.51	9.61	0.53	0.53	24.45	63.68	55.47	102.93	37.99	17.32	10.25	10.25
09	0.09	0.09	2.57	13.07	12.90	12.90	11.27	11.27	7.47	0.62	0.62	28.76	74.88	65.23	121.04	44.67	17.32	10.25	10.25
10	0.07	0.07	1.99	10.12	9.99	9.99	8.73	8.73	5.79	0.56	0.56	25.87	67.36	58.68	108.88	40.19	17.32	10.25	10.25
11	0.07	0.07	1.84	9.36	9.24	9.24	8.08	8.08	5.35	0.49	0.49	22.57	58.77	51.20	95.01	35.07	17.32	10.25	10.25
6B	0.04	0.04	1.23	6.23	6.15	6.15	5.38	5.38	3.56	0.32	0.32	14.69	38.25	33.32	61.83	22.82	17.32	10.25	10.25
8A	0.06	0.06	1.67	8.51	8.39	8.39	7.34	7.34	4.86	0.33	0.33	15.50	40.36	35.16	65.23	24.08	17.32	10.25	10.25
8B	0.07	0.07	1.85	9.40	9.28	9.28	8.11	8.11	5.37	0.44	0.44	20.43	53.19	46.34	85.98	31.73	17.32	10.25	10.25

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Manatee, Polk
Area 6B	Hillsborough
Area 7	Brevard, Orange, Osceola, Seminole
Area 8A	Lee
Area 8B	Charlotte, Collier, De Soto, Glades, Hendry, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 5 of 5